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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2003

Artemis International Solutions Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29793 (Commission File Number)	13-4023714 (IRS Employer Identification No.)
4041 MacArthur Blvd. Suite 260, Newport Beach, CA 92660 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (949) 660-7100
Not applicable (Former name or former address, if changed since last report)

Item 4.    Changes in Registrant's Certifying Accountant.

        On January 28, 2003, Artemis International Solutions Corporation (the "Company") dismissed its independent accountants, KPMG LLP ("KPMG"), and engaged the services of Squar Milner Reehl & Williamson LLP ("Squar Milner") as the Company's new independent accountants for its current fiscal year ending December 31, 2002. The Company's Board of Directors (the "Board"), including the Company's Audit Committee, approved the dismissal of KPMG and the appointment of Squar Milner.

        During the most recent fiscal year of the Company ended December 31, 2001, and the subsequent interim period through January 28, 2003, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with their reports.

        The audit report of KPMG on the consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles, except that KPMG's audit report on such financial statements did contain a separate paragraph stating

        "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As disclosed in Note 1 to the financial statements, the Company has incurred substantial recurring losses from operations and at December 31, 2001 the Company's current liabilities exceeded current assets by $5.8 million. These factors as described in Note 1 raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

        In addition, there were no reportable events as set forth in Items 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934 during the year ended December 31, 2001, or the subsequent interim period through January 28, 2003.

        The Company has requested from KPMG the letter required by Item 304(a)(3) of Regulation S-K of the Securities Exchange Act of 1934 as to whether KPMG agrees with the statements made in the preceding three paragraphs.

        The letter dated February 5, 2003, from KPMG that the Company is filing as Exhibit (16) hereto, indicates that KPMG reported to the Company's Audit Committee during 2002 certain material weaknesses as reflected in said letter. Due to the fact that the letter from KPMG does not advise the Company that "internal controls necessary for the registrant to develop reliable financial statements do not exist," the Company does not believe the letter contains "reportable events" as set forth in Item 304(a)(1)(v) of Regulation S-K. In any event, the Company has addressed and taken steps to correct the material weaknesses outlined in the letter from KPMG.

        During the most recent fiscal year of the Company ended December 31, 2001, and the subsequent interim period through January 28, 2003, the Company did not consult with Squar Milner regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K of the Securities Exchange Act of 1934.

Item 7.    Financial Statements and Exhibits.

  (a)
  Financial statements of businesses acquired

    None

  (b)
  Pro forma financial information

    None

  (c)
  Exhibits

    (16)  Letter dated February 5, 2003, from KPMG LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Artemis International Solutions Corporation
Date: February 6, 2003	/s/ ROBERT S. STEFANOVICH Robert S. Stefanovich, Chief Financial Officer (principal financial officer and chief accounting officer)

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  Item 4. Changes in Registrant's Certifying Accountant.
  Item 7. Financial Statements and Exhibits.
SIGNATURES